SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : August 6, 2003

                          Commission File No. 333-82786


                              HARTVILLE GROUP, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                        94-3360099
   --------------------------------         -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
    incorporation or organization)


                7551 North Main Street, North Canton, Ohio 44720
              ---------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 305-1352
                           ---------------------------
                            (Issuer telephone number)

                                      NONE
                            ------------------------
                             FORMER NAME AND ADDRESS

Item 7. Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired. Inapplicable.

(b)   Pro Forma Financial Information. Inapplicable.

(c)   Exhibits

      Exhibit Number                 Exhibit Description
      --------------                 -------------------

      99.1                           Press Release dated August 6, 2003


Item 12.    Results of Operation and Financial Condition.

        The information set forth under this "Item 12. Results of Operations and Financial Condition" is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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        A copy of a press release announcing the Registrant's results for the second quarter ended June 30, 2003 is attached hereto as Exhibit 99.01.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARTVILLE GROUP, INC.

August 13, 2003
/s/ W. Russell Smith, III
--------------------------
W. Russell Smith, III
President

Exhibit 99.1

HARTVILLE GROUP REPORTS EXCEEDS 2ND QUARTER GUIDANCE; EARNING NET PROFITS OF $0.06 PER SHARE


NORTH CANTON, Ohio--(BUSINESS WIRE)--Aug. 6, 2003--Hartville Group, Inc. (OTCBB:HTVL), one of the leading pet health insurance companies in the United States, announced today record financial results for the second quarter ended June 30, 2003. The company's net earnings after taxes and claim reserves (IBNR) were $177,756 or $0.06 per share. For the year Hartville has earned $310,326 or $0.10 per share.

Mr. Russell Smith III, Chairman and Chief Executive Officer of Hartville Group, Inc., commented, "Due to the strengthening of our capital position, the company has been able to increase its underwriting risk retention to 40%. The more risk retention the company takes on the premiums it writes potentially increases the earnings power of the company. Our long-term strategy calls for the company to continue to increase the percentage of its risk retention by its underwriting subsidiary, Hartville Insurance Company, so that eventually we reinsure 100% of the premiums we write. In addition, our agency, Petsmarketing Insurance.com Agency, Inc., through improved operational efficiencies contributed over $50,000 to the bottom line profit."

Hartville Group, Inc. is a holding company specializing in niche insurance product lines with limited competition due to specialization, which afford sizeable underwriting returns in insurance lines such as pet health insurance, equine, farm/ranch and animal mortality. The Company, through its pet insurance marketing subsidiary and provider of the Petshealth Care Plans, is one of the leading pet health insurance companies in the United States.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, the forward looking matters discussed in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's liquidity and the ability to obtain financing, the timing of regulatory approvals, as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-Q filed on May 15, 2003 and any subsequent amendments. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

For more information on the Company's Petshealth Care Plans for pets, call 1-800-807-6724 or visit www.petshealthplan.com. The site provides educational topics, money saving tips and links to other informative pet web sites. For more information on the Company, visit our corporate web site:
www.hartvillegroup.com.

CONTACT:

Hartville Group, Inc.

Russell Smith III, 330-305-1352, ext. 220

Investor Relations:

Summit Financial Partners, LLC

Anthony D. Altavilla, 317-218-0204

SOURCE: Hartville Group, Inc.


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